--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 GLIATECH INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 Gliatech Logo

                            23420 Commerce Park Road
                             Cleveland, Ohio 44122
                           Telephone: (216) 831-3200

                                                                  April 12, 1999

Dear Gliatech Stockholder:

     You are cordially invited to attend the 1999 Annual Meeting of Gliatech Inc., which will be held on Wednesday, May 19, 1999, at 11:00 a.m. at the Radisson Inn Beachwood, 26300 Chagrin Boulevard, Beachwood, Ohio.

     This year, your Board of Directors is recommending that you elect three Directors for a three-year term, amend and restate the Amended and Restated 1989 Stock Option Plan, amend and restate the Amended and Restated 1995 Nonemployee Directors Stock Option Plan and approve the appointment of the independent auditors of the Company for the current fiscal year.

     The Company has enclosed a copy of its 1998 Annual Report for the fiscal year ended December 31, 1998 with this notice of annual meeting of stockholders and proxy statement. If you would like another copy of the 1998 Annual Report, please contact Rodney E. Dausch, Secretary, at Gliatech Inc., 23420 Commerce Park Road, Cleveland, Ohio 44122, (216) 831-3200, and you will be sent one.

     Please read the enclosed information carefully before completing and returning the enclosed proxy card. Returning your proxy card as soon as possible will assure your representation at the meeting, whether or not you plan to attend. If you do attend the annual meeting, you may, of course, withdraw your proxy should you wish to vote in person.

                                        Sincerely,
                                        /s/ Thomas O. Oesterling
                                        Thomas O. Oesterling, Ph.D.
                                        President and Chief Executive Officer

                                 Gliatech Logo

                            23420 Commerce Park Road
                             Cleveland, Ohio 44122

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1999

     The Annual Meeting of Stockholders of Gliatech Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 19, 1999, at 11:00 a.m. (the "Annual Meeting"), at the Radisson Inn Beachwood, 26300 Chagrin Boulevard, Beachwood, Ohio for the purpose of:

     (1) Electing three Directors for a three-year term;

     (2) Amending and restating the Amended and Restated 1989 Stock Option Plan;

     (3) Amending and restating the Amended and Restated 1995
         Nonemployee Directors Stock Option Plan;

     (4) Approving the appointment of the independent auditors of the Company for the fiscal year ending December 31, 1999; and

     (5) Transacting such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on March 22, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

                                        By Order of the Board of Directors
                                        /s/ Rodney E. Dausch
                                        Rodney E. Dausch
                                        Secretary
April 12, 1999

     The Company's 1998 Annual Report for the fiscal year ended December 31, 1998 is enclosed. The 1998 Annual Report contains financial and other information about the Company, but is not incorporated into the Proxy Statement and is not deemed to be a part of the proxy soliciting material.

     EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                                 GLIATECH INC.
                            23420 Commerce Park Road
                             Cleveland, Ohio 44122

                                PROXY STATEMENT

                   ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                ON MAY 19, 1999

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Gliatech Inc., a Delaware corporation (the "Company"), of proxies to be used at the annual meeting of stockholders of the Company to be held on May 19, 1999 (the "Annual Meeting"). This Proxy Statement and the related proxy card are being mailed to stockholders commencing on or about April 12, 1999.

     If the enclosed proxy card is executed and returned, the shares represented by it will be voted as directed on all matters properly coming before the Annual Meeting for a vote. Returning your completed proxy will not prevent you from voting in person at the Annual Meeting should you be present and desire to do so. In addition, the proxy may be revoked at any time prior to its exercise either by giving written notice to the Company or by submission of a later-dated proxy.

     Stockholders of record of the Company at the close of business on March 22, 1999, will be entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 9,468,922 shares of common stock, $0.01 par value per share (the "Common Stock"). A list of such holders will be open to the examination of any stockholders, for any purpose germane to the meeting, at the place of the Annual Meeting for a period of ten days prior to the meeting. Each share of Common Stock is entitled to one vote. At the Annual Meeting, inspectors of election shall determine the presence of a quorum and shall tabulate the results of the vote of the stockholders. The holders of a majority of the total number of outstanding shares of Common Stock entitled to vote must be present in person or by proxy to constitute the necessary quorum for any business to be transacted at the Annual Meeting. Properly executed proxies marked "abstain" as well as proxies held in street name by brokers that are not voted on all proposals to come before the Annual Meeting ("broker non-votes") will be considered "present" for purposes of determining whether a quorum has been achieved at the Annual Meeting.

     The three nominees for Director receiving the greatest number of votes cast at the Annual Meeting in person or by proxy shall be elected. Consequently, any shares of Common Stock present in person or by proxy at the Annual Meeting, but not voted for any reason have no impact in the election of Directors, except to the extent that the failure to vote for an individual may result in another individual receiving a larger number of votes. All other matters to be considered at the Annual Meeting require for approval the favorable vote of a majority of shares voted at the meeting in person or by proxy. Stockholders have no right to cumulative voting as to any matter, including the election of Directors. If any proposal at the Annual Meeting must receive a specific percentage of favorable votes for approval, abstentions in respect of such proposal are treated as present and entitled to vote under Delaware law and therefore such abstentions have the effect of a vote against such proposal. Broker non-votes in respect of any proposal are not counted for purposes of determining whether such proposal has received the requisite approval.

     The shares represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific choices are not indicated on a valid proxy, the shares represented by such proxies received will be voted: (1) for the nominees for Director named in this Proxy Statement; (2) for approval of the amendments to the Amended and Restated 1989 Stock Option Plan; (3) for approval of the amendments to the Amended and Restated 1995 Nonemployee Directors Stock Option Plan; (4) for approval of the appointment of Ernst & Young LLP, as independent auditors; and (5) in accordance with the best judgment of the persons named in the enclosed proxy, or their substitutes, for any other matters which properly come before the Annual Meeting.

                             ELECTION OF DIRECTORS

     The Company's Second Restated Certificate of Incorporation provides that the Board of Directors will be divided into three classes of Directors to be as nearly equal in number of Directors as possible. At each annual stockholders' meeting, Directors are elected for a term of three years and hold office until their successors are elected and qualified or until their earlier removal or resignation. Class I currently consists of William A. Clarke, Theodore E. Haigler, Jr. and Ronald D. Henriksen and their current term of office will expire at this Annual Meeting. Class II consists of Irving S. Shapiro and John
L. Ufheil and their current term of office will expire at the 2000 annual meeting of stockholders. Class III consists of Thomas O. Oesterling, Ph.D. and Robert P. Pinkas and their current term of office will expire at the 2001 annual meeting of stockholders. All non-employee Directors receive reimbursements for any and all out-of-pocket expenses incurred in connection with attending each Board of Directors meeting or committee meeting. In addition, after each annual meeting of stockholders, every non-employee Director receives stock options to purchase 8,000 shares of Common Stock. When a Director is first elected, such Director receives a one-time award of stock options to purchase 8,000 shares of Common Stock. In addition, each of Messrs. Henriksen and Ufheil entered into Consulting Agreements with the Company as of December 30, 1997 and April 1, 1998, respectively. As consideration for services rendered under these consulting agreements, Messrs. Henriksen and Ufheil received 3,000 options exercisable for Common Stock at a price of $10.125 per share and 6,000 options exercisable for Common Stock at a price of $12.125 per share, respectively.

     At the Annual Meeting, three Directors are to be elected to hold office, each for a term of three years and until his successor is elected and qualified. The Board of Directors recommends that its three nominees for Director be elected at the Annual Meeting. The nominees are William A. Clarke, Theodore E. Haigler, Jr. and Ronald D. Henriksen. Messrs. Clarke, Haigler and Henriksen have served as Directors of the Company since 1998, 1996 and 1997, respectively. If any nominee becomes unavailable for any reason or should a vacancy occur before the election, which events are not anticipated, the proxies will be voted for the election of such other person as a Director as the Board of Directors may recommend.

     Information regarding the nominees and continuing Directors of the Company is set forth below:

                NAME                   AGE                    POSITION(S)
                ----                   ---                    -----------
Robert P. Pinkas(1)                     45    Chairman of the Board and Treasurer
Thomas O. Oesterling, Ph.D.             61    President, Chief Executive Officer and
                                              Director
William A. Clarke                       60    Director
Theodore E. Haigler, Jr.(2)             74    Director
Ronald D. Henriksen(1)                  59    Director
Irving S. Shapiro(2)                    82    Director
John L. Ufheil(1)                       65    Director

---------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

DIRECTOR NOMINEES

     WILLIAM A. CLARKE has served as a Director of the Company since May 1998. From 1986 until his retirement in January 1996, he served as President of Johnson and Johnson Medical, Inc., a medical device company.

     THEODORE E. HAIGLER, JR. has served as Director of the Company since May 1996. Mr. Haigler has been an independent management consultant since his retirement in 1989. From 1986 until his retirement in 1989, he served as President, Chief Executive Officer and director of Burroughs Wellcome Co., a pharmaceutical company, and director of Wellcome plc, London, England.

     RONALD D. HENRIKSEN has served as a Director of the Company since May 1997. In November 1998, Mr. Henriksen became President of Advanced Research & Technology Institute of Indiana

University, a technology licensing and formation company. From April 1996 through October 1998, he was Chief Executive Officer of Itasca Ventures LLC, a medical technology company. From March 1993 through December 1995, he was the President and Chief Executive Officer of Khepri Pharmaceuticals, a development stage biotechnology company. From 1970 to March 1993, he held a series of managerial and executive positions, including Director of Business Development, at Eli Lily and Company, a pharmaceutical company. Mr. Henriksen currently serves as a Director of QLT Phototherapeutics, Inc.

CONTINUING DIRECTORS

     THOMAS O. OESTERLING, PH.D. has served as President, Chief Executive Officer and a Director of the Company since June 1989. From 1984 to 1986, he was Senior Vice President Research and Development of Collaborative Research, Inc., a manufacturer of diagnostic reagents for genetic research and testing, and from 1986 to 1989, he was President of Collaborative Research, Inc.

     ROBERT P. PINKAS has served as Chairman of the Board of Directors since 1988 and served as Secretary of the Company from 1988 until August 1995. He became Treasurer of the Company in August 1995. Mr. Pinkas is the founding general partner of Brantley Venture Partners, a venture capital firm formed in 1987. He is also a director of Pediatric Services of America, Inc., Quad Systems Corporation, Brantley Capital Corporation, Waterlink, Inc. and Medirisk, Inc.

     IRVING S. SHAPIRO has served as a Director since December 1993. Mr. Shapiro has been Of Counsel to the law firm of Skadden, Arps, Slate, Meagher & Flom in Wilmington, Delaware since 1990 and from 1981 to 1989 was a partner of that firm. He served as Chairman and Chief Executive Officer of E.I. du Pont de Nemours & Company, a manufacturer of chemicals and other materials, from 1974 to 1981. Mr. Shapiro currently serves as director of J.P. Morgan FSB of Florida, Pediatric Services of America Inc. and Sola International Inc.

     JOHN L. UFHEIL has served as a Director of the Company since May 1993. From April 1990 until his retirement in May 1994, he served as Chairman, President and Chief Executive Officer of Celgene Corporation, a biotechnology company.

COMMITTEES AND DIRECTORS MEETINGS

     The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee.

     The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the appointment of the Company's independent auditors. The Audit Committee discusses with the Company's management and the Company's independent auditors the overall scope and specific plans for the audit. The Audit Committee meets annually with the Company's senior management and independent auditors to discuss the results of the auditors' examination and the Company's financial reporting. The Audit Committee held one meeting in fiscal 1998.

     The Compensation Committee oversees all matters relating to human resources of the Company and administers (i) all stock option or stock-related plans and, in connection therewith, all awards of options and performance units to employees pursuant to any such stock option or stock related plan; (ii) all bonus plans; and (iii) all compensation of the Chief Executive Officer and President of the Company. The Compensation Committee held one meeting in fiscal 1998.

     The Board of Directors held nine meetings in fiscal 1998. With the exception of John L. Ufheil who attended six of the nine meetings of the Board of Directors, all of the Directors attended at least seventy-five percent (75%) of the total meetings held by the Board of Directors and by the committees on which they served in fiscal 1998.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION AND CERTAIN RELATIONSHIPS
AND RELATED TRANSACTIONS

     The members of the Company's Compensation Committee are Robert P. Pinkas, Chairman, Ronald D. Henriksen and John L. Ufheil. Except for Mr. Pinkas, no officers or employees of the Company serve on the Compensation Committee. Although Mr. Pinkas is Treasurer of the Company, he receives no compensation for holding such position. See "Compensation Committee Report on Executive Compensation." In addition, on April 1, 1998, Mr. Ufheil entered into a Consulting Agreement with the Company whereby he received, as consideration for such arrangement, 6,000 options exercisable for Common Stock of the Company at a price of $12.125 per share. Mr. Henriksen also entered into a Consulting Agreement with the Company on December 30, 1997, whereby he received, as consideration for such arrangement, 3,000 options exercisable for Common Stock of the Company at a price of $10.125 per share.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain beneficial ownership information as of January 15, 1999 (except as otherwise noted) as to the security ownership of those persons owning of record or known to the Company to be the beneficial owner of more than five percent of the voting securities of the Company and the security ownership of equity securities of the Company by each of the Directors of the Company, and each of the executive officers named in the Summary Compensation Table, and all Directors and executive officers as a group. Except as otherwise noted, all information with respect to beneficial ownership has been furnished by the respective Director, executive officer or person beneficially owning five percent or more of the Common Stock, as the case may be. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the Common Stock has been determined for this purpose in accordance with the applicable rules and regulations promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").

                                                                         PERCENTAGE OF
                                             AMOUNT AND NATURE             SHARES OF
          NAME AND ADDRESS OF             OF BENEFICIAL OWNERSHIP         COMMON STOCK
           BENEFICIAL OWNER                   OF COMMON STOCK          BENEFICIALLY OWNED
          -------------------             -----------------------      ------------------
State of Wisconsin Investment                      735,400                    7.8%
  Board(1).............................
  P.O. Box 7842
  Madison, Wisconsin 53707
Shaker Investments, Inc.(2)............          1,191,207                   12.6%
  801 Tower East 20600 Chagrin
     Boulevard
  Cleveland, Ohio 44127
Robert P. Pinkas(3)....................             71,761                       *
Thomas O. Oesterling, Ph.D.(4).........            284,729                    2.9%
William A. Clarke(5)...................              6,600                       *
Theodore E. Haigler, Jr.(6)............              4,000                       *
Ronald D. Henriksen(7).................              2,333                       *
Irving S. Shapiro(8)...................             15,200                       *
John L. Ufheil(9)......................             17,200                       *
Rodney E. Dausch(10)...................             85,341                       *
Jon D. Schoeler(11)....................             38,446                       *
Michael A. Zupon, Ph.D.(12)............            103,003                    1.0%
All Directors and executive officers...            628,613                    6.3%
  as a group (10 persons)(13)

---------------

* Represents less than 1% of the outstanding shares.

 (1) Information with respect to beneficial ownership is based on a Schedule 13G as filed with the Securities and Exchange Commission on February 2, 1999.

 (2) Information with respect to beneficial ownership is based on a Schedule 13G as filed with the Securities and Exchange Commission on February 9, 1999 and includes 359,230 shares of Common Stock owned by Shaker Investments Management L.P.

 (3) Includes 5,000 shares of Common Stock owned by Madaket Investment L.L.C., 33,911 shares of Common Stock owned by Brantley Venture Management, L.P. ("BVM"), 21,039 shares of Common Stock owned by Brantley Venture Management II, L.P. ("BVM II") and 3,811 shares of Common Stock owned by Pinkas Family Partners, L.P. ("Family Partners"). Robert P. Pinkas, a Director of the Company, is a general partner of Family Partners, the general partner of each of BVM and BVM II. In addition, Mr. Pinkas serves as the managing member of Madaket Investment L.L.C. Includes 8,000 shares of Common Stock purchasable upon the exercise of stock options issued to Mr. Pinkas.

 (4) Includes 251,400 shares of Common Stock purchasable upon the exercise of stock options.

 (5) Includes 6,000 shares of Common Stock purchasable upon the exercise of stock option and 600 shares of Common Stock owned by Mr. Clarke's spouse.

 (6) Includes 4,000 shares of Common Stock purchasable upon the exercise of stock options.

 (7) Includes 2,333 shares of Common Stock purchasable upon the exercise of stock options.

 (8) Includes 8,000 shares of Common Stock purchasable upon the exercise of stock options.

 (9) Includes 17,200 shares of Common Stock purchasable upon the exercise of stock options.

 (10) Includes 82,250 shares of Common Stock purchasable upon the exercise of stock options.

 (11) Includes 34,750 shares of Common Stock purchasable upon the exercise of stock options.

 (12) Includes 86,000 shares of Common Stock purchasable upon the exercise of stock options.

 (13) Includes 499,933 shares of Common Stock purchasable upon the exercise of stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     On March 10, 1998 and October 14, 1998, 228,766 shares of Common Stock owned by Brantley Venture Partners, L.P. ("BVP") and 296,842 shares of Common Stock owned by Brantley Ventures II, L.P. ("BVP II"), respectively, were distributed to the partners of each entity. Mr. Robert P. Pinkas, a Director of the Company, is a general partner of Family Partners, the general partner of each of BVM and BVM II, the general partners, respectively, of BVP and BVP II. As a result, Mr. Pinkas is deemed to beneficially own the shares of Common Stock held by BVP and BVP II. Due to an administrative oversight, the Statement of Changes of Beneficial Ownership of Securities on Form 4 to report such distributions was not filed in a timely manner. These distributions were subsequently reported on a Form 5 Annual Statement of Beneficial Ownership of Securities (the "Form 5") that was not filed in a timely manner. In addition, Mr. John L. Ufheil received options to purchase 6,000 shares of Common Stock on April 1, 1998. The Form 5 to report such option grant was not filed in a timely manner due to an administrative oversight.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information relating to the annual and long-term compensation for the year ended December 31, 1998 for the Chief Executive Officer and the other named executive officers of the Company who received compensation in excess of $100,000 in that year (the "Named Executive Officers").

                                                                    COMPENSATION AWARDS
                                                                 -------------------------
                                                                 RESTRICTED    SECURITIES
                                                                   STOCK       UNDERLYING
             NAME AND                       SALARY     BONUS      AWARD(S)    OPTIONS/SARS      ALL OTHER
        PRINCIPAL POSITION          YEAR     ($)        ($)         ($)           (#)        COMPENSATION(1)
        ------------------          ----   --------   --------   ----------   ------------   ---------------
Thomas O. Oesterling, Ph.D.         1998   $265,000   $112,000    $53,000             0          $ 3,510
  Chief Executive Officer and       1997    240,000          0          0        10,800            1,425
  President                         1996    240,000     46,800     15,600        58,000            1,260
Rodney E. Dausch                    1998   $170,000   $ 47,000    $27,000             0          $ 1,440
  Vice President, Chief             1997    150,000          0          0         4,500              720
  Financial Officer and Secretary   1996    150,000     23,625      7,875        15,000            1,564(2)
Jon D. Schoeler(3)                  1998   $150,000   $ 55,000    $30,000             0          $   870
  Vice President, Worldwide         1997    140,000          0          0         4,500           48,482(4)
  Sales and Marketing               1996     64,927     17,173      5,724        65,000            6,663(5)
Michael A. Zupon, Ph.D.             1998   $170,000   $ 48,500    $27,000             0          $   510
  Executive Vice President,         1997    150,000          0          0         4,500              255
  Research and Development          1996    150,000     23,625      7,875        15,000              204

---------------

(1) Includes premiums on life insurance policies paid by the Company on behalf of each of the Named Executive Officers.

(2) Includes relocation living expenses of $988 paid by the Company on behalf of Mr. Dausch in 1996.

(3) Jon D. Schoeler became Vice President, Worldwide Sales and Marketing of the Company in July 1996. As of March 1999, Mr. Schoeler became Vice President, International Sales.

(4) Includes relocation living expenses of $48,088 paid by the Company on behalf of Mr. Schoeler in 1997.

(5) Includes relocation living expenses of $6,519 paid by the Company on behalf of Mr. Schoeler in 1996.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

     No options were exercised by the Named Executive Officers during 1998. The following table provides information regarding unexercised stock options held by the Named Executive Officers as of December 31, 1998:

                                                                                                  VALUE OF
                                                                             NUMBER OF          UNEXERCISED
                                                                            UNEXERCISED         IN-THE-MONEY
                                                   SHARES                   OPTIONS/SARS        OPTIONS/SARS
                                                  ACQUIRED     VALUE          YEAR-END            YEAR-END
                                                     ON       REALIZED    EXERCISABLE(E)/     EXERCISABLE(E)/
                      NAME                        EXERCISE      ($)       UNEXERCISABLE(U)    UNEXERCISABLE(U)
                      ----                        --------    --------    ----------------    ----------------
Thomas O. Oesterling, Ph.D......................      0              0       247,650(E)         $6,259,925(E)
                                                                              63,150(U)         $1,370,825(U)
Rodney E. Dausch................................      0              0        69,750(E)         $1,538,157(E)
                                                                              29,750(U)         $  653,154(U)
Jon D. Schoeler.................................      0              0        34,750(E)         $  773,155(E)
                                                                              34,750(U)         $  773,155(U)
Michael A. Zupon, Ph.D..........................      0              0        79,500(E)         $1,753,780(E)
                                                                              25,000(U)         $  545,030(U)

EMPLOYMENT AGREEMENTS

     The Company is a party to letter agreements with each of Thomas O. Oesterling, Ph.D., Rodney E. Dausch, Jon D. Schoeler and Michael A. Zupon, Ph.D. that provide for severance payments in the event these individuals are terminated without cause. Such agreements provide that these individuals will receive 12 months of pay at their base salary rate if terminated without cause.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The following report has been submitted by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors. It is the responsibility of the Committee to exercise the authority of the Board of Directors with respect to (i) evaluation of performance of management, (ii) compensation of executive officers and (iii) administration of certain of the Company's stock option plans.

EXECUTIVE COMPENSATION POLICY

     The Company's overall compensation philosophy is as follows:

          - Attract and retain quality talent, which is critical to both the short-term and long-term success of the Company.

          - Reinforce financial and strategic performance objectives through bonus and incentive stock option compensation that shares the rewards and risks of strategic decision-making.

     To reflect this philosophy in determining executive compensation levels, the Committee conducts annual reviews of all executive officers to evaluate the performance of each individual employee, including each person's decision-making responsibilities and work-related accomplishments, as well as such individual's contribution to the performance of the Company over the previous year.

     In determining the level of executive compensation, including the executive compensation level for 1998, the Committee weighed the performance of the Company during the prior year and the contribution of the executive officers of the Company to such performance. The performance of the Company is determined by the Company's relative profitability and sales performance, progress in its clinical approval process, progress in its clinical trials and research development. The compensation levels of the Company's executive officers are also compared to the levels of executive compensation paid by other corporations in the healthcare industry. In particular, comparisons are made by the Committee with respect to salary levels, bonuses and stock option awards. Such comparisons are made to companies in the healthcare industry with which the members of the Committee are familiar and to the companies which are similar in size and complexity to the operations and research-related functions of the Company. In addition, members of the Compensation Committee have experience in serving on similar committees and performing similar functions for other companies. The companies used as comparisons are not chosen based on any published index or the peer group index used in the stock performance graph below. The Company strives to set its aggregate compensation level, as well as the individual components of such compensation, near the median of such comparison companies.

GENERAL COMPENSATION POLICIES

     The Committee's approach to compensation programs is to offer competitive salaries in comparison to competitive market practices. The Committee is responsible for the Company's executive compensation program which consists of three principal components: (1) base salary; (2) annual cash and stock bonuses; and (3) long-term equity incentives. The Committee uses market compensation levels as a frame of reference for starting salary, stock option awards and annual salary adjustments. The Committee considers the decision-making responsibilities of each position, and the experience and work performance of each of its existing executive officers. Salary reviews are conducted annually with input from the Chief Executive Officer and the Chief Financial Officer.

ANNUAL BONUS PLANS

     The Company's annual bonus plan is designed to be an attractive and powerful incentive to achieve improved performance results at the Company. Each of the Company's executive officers participates in the Company's management bonus plan. This plan permits the Chief Executive Officer and other participating executives officers to achieve bonus payments of as much as 40% and 30%, respectively, of their base salary if the Company achieves certain performance objectives that are set annually by the Compensation Committee. Performance objectives are generally set based on the Company's relative profitability and sales performance, progress in its clinical approval process, progress in its clinical trials and research development, and are specifically set based on the objectives that are established which corresponds to the position held by the executive officer. The Board believes that by making a portion of annual compensation contingent on the Company's performance, executive officers are motivated to achieve improvements in operating results.

BENEFIT PLANS

     The Company maintains several benefit plans designed to provide an attractive package to its executive officers. The Company periodically reevaluates the nature and extent of the benefit plans in light of the plans available to executives at competitors in the healthcare industry.

STOCK OPTIONS

     Historically, the Committee has awarded stock options to each of the Company's executive officers to (i) attract new quality officers to join the Company, (ii) reward executive officers for accomplishing performance objectives and (iii) motivate management with long-term ownership incentives to build the value of the Company both in the short-term and the long-term. The Committee considers market practices for similar positions in the healthcare industry and the amount and terms of prior awards to an individual in granting stock options. There were no stock options granted to executive officers in 1998. However, in lieu of stock options there was an aggregate of 5,198 shares of Common Stock awarded to the Named Executive Officers in 1999 for 1998 performance.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The annual compensation package for Thomas O. Oesterling, Ph.D., the Company's President and Chief Executive Officer, was established by the Committee after reviewing his accomplishments during the prior year, his experience with the Company, and the salaries of other chief executive officers in comparable companies. The annual base salary of Dr. Oesterling increased in 1998 by 10% over his 1997 annual base salary. He did not receive any stock options in 1998.

     Stock granted as bonuses was valued at the fair market value of the Company's stock as reflected on the Nasdaq National Market. Dr. Oesterling's bonuses and stock option grants in the years of 1998, 1997 and 1996 were in recognition of meeting the Company's performance objectives and to keep pace with bonuses and options being paid and granted to other chief executive officers in the healthcare industry.

Compensation and Stock Option Committee
Robert P. Pinkas, Chairman
Ronald D. Henriksen
John L. Ufheil

                      COMPARATIVE STOCK PERFORMANCE GRAPH

     The following graph compares the Company's cumulative total stockholder return since the Common Stock became publicly traded on October 19, 1995 with the Russell 2000 Index and indices of certain companies selected by the Company as comparative to the Company. The graph assumes that the value of the investment in the Company's Common Stock at its initial public offering price of $9.50 per share and each index was $100.00 on October 19, 1995.

                 COMPARISON OF COMPANY'S COMMON STOCK, RUSSELL
         2000 INDEX, PEER GROUP INDEX AND MODIFIED PEER GROUP INDEX(1)

                                                      GLIATECH INC.                 OLD PEER               RUSSELL 2000 INDEX
                                                      -------------                 --------               ------------------
'10/19/1995'                                                100                         100                         100
'12/29/1995'                                              88.16                      113.81                      106.95
'12/31/1996'                                              81.58                       86.75                      124.71
'12/31/1997'                                             107.89                       86.44                      152.57
'12/31/198'                                              315.79                      132.93                      148.29

(1) For the period October 19, 1995 to December 31, 1997, the companies selected to form the Company's line-of-business peer group index were: Alkermes Inc., Biomatrix Inc., Cambridge Neuroscience, Cephalon Inc., Cocensys Inc., Genzyme Corp., Neurogen C.P. and Regeneron Pharm Inc. In order to more closely resemble the Company's line of business, which involves sales of medical devices, the Company has elected to modify its peer group index. The Company's modified line of business peer group consists of: Anika Therapeutics, Inc., Biomatrix, Inc., Integra Life Sciences, Inc., Guilford Pharmaceuticals, Inc., Lifecore Biomedical, Inc. and Osteotech, Inc. The total return of each member of the Company's peer groups has been weighted according to each member's stock market capitalization.

                    APPROVAL OF AMENDMENTS TO THE COMPANY'S
                  AMENDED AND RESTATED 1989 STOCK OPTION PLAN

     The Company desires to continue its policy of encouraging greater ownership of Common Stock of the Company by its key employees, including employee Directors, in order to more closely align their interests with those of the stockholders. For this purpose, subject to approval by the stockholders of the Company at the Annual Meeting, the Board of Directors has amended and restated the Amended and Restated 1989 Stock Option Plan (the "1989 Plan"). A summary of the proposed amendments to the 1989 Plan is set forth below, followed by a summary of the 1989 Plan. The full text of the 1989 Plan, as amended and restated, is attached to this proxy statement as Exhibit A and the summary is qualified in its entirety by reference to Exhibit A.

1989 STOCK OPTION PLAN

     Currently, the Company's 1989 Plan provides for the granting of stock options for up to an aggregate of 1,270,000 shares of the Company's Common Stock. The 1989 Plan includes provisions authorizing the Board of Directors or a duly authorized committee thereof, which administers the 1989 Plan, to adjust the number of shares of Common Stock covered by the 1989 Plan and outstanding stock options granted thereunder, in the event of a stock dividend, stock split, combination of shares, recapitalization, reorganization, merger, consolidation or rights offering, or other event that causes a change in the capital structure of the Company. The shares of Common Stock covered by the 1989 Plan may be shares of original issue or shares held in treasury or a combination thereof. The market value of the Company's Common Stock was $20 1/8 per share based on the closing price on April 7, 1999 as reported by the Nasdaq National Market.

AMENDMENTS

     The Board of Directors has approved an amendment to the 1989 Plan to increase by 850,000 the number of shares authorized by the 1989 Plan for the granting of stock options for up to an aggregate of 2,120,000 shares of the Company's Common Stock. In addition, the Board of Directors has approved certain other amendments to the 1989 Plan to reflect changes to Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder.

     The 1989 Plan was initially adopted by the Board of Directors on August 4, 1989 and was approved by stockholders in August 1990. An amendment to the 1989 Plan was adopted by the Board of Directors on September 13, 1995 and approved by the stockholders effective October 1, 1995. A second amendment to the 1989 Plan was adopted by the Board of Directors on February 26, 1997 and approved by the stockholders effective May 14, 1997. The 1989 Plan was further amended, subject to stockholder approval, by the Board of Directors on January 20, 1999.

PLAN SUMMARY

     Purpose and Adoption. The purpose of the 1989 Plan is to provide incentive to eligible Directors and other eligible key employees of the Company. This purpose is accomplished by authorizing the grant to participants of options to purchase shares of Common Stock thus benefitting the Company by giving the participants a greater personal interest in the success of the Company.

     Awards. The 1989 Plan provides for the granting of "incentive stock options" ("ISO") within the meaning of Section 422 of the Internal Revenue Code (the "Code"), and "nonqualified stock options", which are not intended to qualify under any provision of the Code. No optionees may be granted options for more than 250,000 shares in a two-year period. The aggregate fair market value (determined as of the date of grant of an ISO) of all shares of Common Stock with respect to which ISO's are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. In the event that an optionee is eligible to participate in any other stock option plans of the Company or any of its subsidiaries that are also intended to comply with the provisions of
Section 422 of the Code, the annual $100,000 limitation applies to the aggregate number of shares of Common Stock with respect to which ISO's may be granted under all such plans. An ISO may be granted in excess of the $100,000 limitation, but that portion of the option that is exercisable for shares of Common Stock in excess of the limitation will be treated as a nonqualified stock option.

     Administration. The 1989 Plan is administered by the Compensation Committee of the Board of Directors (the "Compensation Committee"). No member of the Compensation Committee is an employee of the Company. No member of the Compensation Committee is eligible to receive awards under the 1989 Plan. The Compensation Committee determines (a) the eligible persons to whom options may be granted; (b) the times at which such persons will receive options; (c) the number of shares subject to each option, the option price, and other terms and conditions on which such option is granted and to which it is subject; and (d) whether a particular option is to be designated as an ISO within the meaning of
Section 422(b) of the Code ("Qualified Stock Option") or an option that is not qualified under any Code provision ("Nonqualified Stock Option").

     Eligibility. Officers, Directors (who are not members of the Committee) and, in the judgment of the Compensation Committee, other key employees of the Company or any of its subsidiaries are eligible to participate in the 1989 Plan. Approximately 55 individuals are eligible to participate in the 1989 Plan.

     Exercise Price and Annual Limitation. The 1989 Plan provides that the exercise price of options granted thereunder is to be determined by the Compensation Committee, provided that the exercise price per share, (i) with respect to each ISO, cannot be less than 100% and (ii) with respect to each Nonqualified Stock Option, cannot be less than 50% of the fair market value per share at the time of the grant as determined by the Compensation Committee.

     Under the 1989 Plan, the aggregate fair market value (determined as of the time of the grant) of the shares of Common Stock with respect to each ISO under the 1989 Plan or any ISO under any other stock option plan of the Company (or any subsidiary) that is exercisable for the first time by an optionee during any calendar year may not exceed $100,000. Such limitation does not apply to Nonqualified Stock Options.

     Installment Payments, Loans and Guarantees. The 1989 Plan provides that the Compensation Committee, in its discretion, may assist any optionee in the acquisition of Common Stock pursuant to the exercise or surrender of one or more options under the 1989 Plan by (a) authorizing the extension of a loan from the Company to the optionee, (b) permitting the optionee to pay the option price in installments, and (c) authorizing a guarantee by the Company of a third party loan to the optionee, if the option instrument permits or is amended to permit such extension of credit. The Compensation Committee may specify the terms of such extension of credit, with or without security, provided that the maximum principal amount of such credit must be the purchase price paid for the shares acquired plus the maximum taxes which the optionees might incur in connection with such acquisition.

     Vesting. The 1989 Plan authorizes the Compensation Committee to establish vesting provisions with respect to each grant of options, regarding the period(s) of continuous employment with the Company or any of its subsidiaries that is necessary before an option (or installments thereof) will become exercisable. The majority of options that have been granted to date under the 1989 Plan provide for vesting in four equal annual installments on the anniversary of the grant date with the first installment vesting one year from the grant date. The options that have been granted to date under the 1989 Plan further provide for exercise to the extent exercisable by the optionee (i) for a period of one year from (a) the date of the death of the optionee if he dies while in the employ of the Company or a subsidiary or within 3 months from the date of such employment or (b) termination due to the permanent disability of the optionee or (ii) within 3 months of the date of termination of service of the optionee if the termination is with the Company's consent.

     Change of Control. The 1989 Plan provides that in the event a Change of Control occurs (as defined below), options which are not vested pursuant to the terms and conditions of the 1989 Plan immediately prior to the time such Change of Control occurs shall become immediately and fully exercisable in an amount equal to (a) a number of options determined by multiplying 25% of the aggregate number of shares of Common Stock originally granted to each optionee under the 1989 Plan by a fraction, the denominator of which is 12 and the numerator of which is the number of months that have elapsed since the vesting date immediately preceding the occurrence of the Change of Control and the date of the Change of Control, plus (b) a number of options determined by multiplying the total number of options which are not fully exercisable as of the date of the Change of Control (excluding the number of options determined in (a) above) by 50%.

     A "Change of Control" occurs if at any time during the term of the 1989 Plan any of the following events occur: (a) the Company is merged, consolidated or reorganized into or with another corporation or other person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), and as a result of such merger, consolidation or reorganization less than fifty percent (50%) of the combined voting power of the outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities representing the combined voting power of the outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction or (b) the Company sells or otherwise transfers all or substantially all of its assets to another corporation or other person, and as a result of such sale or transfer less than fifty percent (50%) of the combined voting power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer.

     Amendment. The 1989 Plan may be amended from time to time by the Board of Directors, but without further approval by the stockholders of the Company no such amendment may (a) change the aggregate number of shares of Common Stock that may be issued and sold under the 1989 Plan, (b) change the designation of the class of persons eligible to receive options, (c) reduce the minimum exercise price or (d) materially increase the benefits accruing to an optionee within the meaning of Rule l6b-3 (or any successor rule to the same effect) under the Exchange Act.

     Termination. The Board of Directors may terminate or abandon the 1989 Plan at any time except with respect to options then outstanding. The options that have been granted to date under the 1989 Plan provide for their termination upon the earliest to occur of (a) 90 days after the optionee ceases to be an employee of the Company or a subsidiary for any reason other than his death, permanent disability or retirement under a retirement plan of the Company or a subsidiary at or after the earliest voluntary retirement age provided for therein or at an earlier age with the consent of the Board of Directors, (b) 90 days after the optionee ceases to be an employee of the Company or a subsidiary as a result of his retirement under a retirement plan of the Company or a subsidiary at or after the earliest voluntary retirement age provided for therein or at an earlier age with the consent of the Board of Directors, (c) one year after the death or permanent disability of the optionee, if he dies or becomes permanently disabled either while he is an employee of the Company or a subsidiary or within 90 days after he ceases to be an employee of the Company or a subsidiary as a result of his retirement under a retirement plan of the Company or a subsidiary at or after the earliest voluntary retirement age provided for therein or at an earlier age with the consent of the Board of Directors, or (d) ten years after the date of grant. Each option that has been granted to date under the 1989 Plan further provides for its termination as of the date of the optionee's commission of an act that the Board of Directors determines to have been intentionally committed and to be materially inimical to the Company.

     Adjustments. The Compensation Committee has the authority to change the number and kind of shares available under the 1989 Plan (including substitution of shares of another corporation) and the exercise price of any option granted under the 1989 Plan in any manner as the Compensation Committee deems equitable in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or rights offering, or any other change in the corporate structure or shares of the Company, pursuant to any of which events the then outstanding shares of Common Stock are split up, combined or changed into, become exchangeable at the holder's election for or entitle the holder thereof to other shares of stock, or upon the occurrence of any other transaction described in Section 424 of the Code. The Compensation Committee may in no event, however, make a change to any ISO which would constitute a "modification" thereof within the meaning of Section 424(h)(3) of the Code. The Compensation Committee also has the authority, in the event of a sale of all or substantially all of the assets or outstanding capital stock of the Company, the dissolution or liquidation of the Company, the merger or consolidation of the Company with or into any other company, the merger or consolidation of any other company into the Company, or the making of a tender offer to purchase all or a substantial portion of the shares of the Company, to amend all outstanding options (upon conditions as the Compensation Committee deems fit) to require their termination as of the effective date of the transaction. Upon this termination, the Company must redeem the options for an amount equal to the difference between the exercise prices of the options to the extent then exercisable (unless a greater portion will otherwise be provided by the Compensation Committee) and their fair market value, as of the date of redemption of the shares subject to the options.

TAX CONSEQUENCES TO OPTIONEES

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1989 Plan based on federal income tax laws in effect on December 31, 1998. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     Nonqualified Stock Options Under the 1989 Plan. In general: (a) no income will be recognized by an optionee at the time a Nonqualified Stock Option is granted; (b) at the time of exercise of a Nonqualified

Stock Option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (c) at the time of sale of shares acquired pursuant to the exercise of a Nonqualified Stock Option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Stock Options Under the 1989 Plan. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. If shares of Common Stock are issued to an optionee pursuant to the exercise of an ISO and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

     If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

TAX CONSEQUENCES TO THE COMPANY OR SUBSIDIARY

     To the extent that an optionee recognizes ordinary income in the circumstance described above, the Company or subsidiary for which the optionee performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not disallowed under the annual compensation limitation set forth in Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

PLAN BENEFITS

     Set forth in the table below are the number of options that were granted under the 1989 Plan during the Company's last completed fiscal year and the aggregate number granted to date to each of (a) the Named Executive Officers;
(b) all current executive officers as a group; (c) all current employee Directors as a group and (d) all employees, including all current officers who are not executive officers, as a group. The number of options that will be granted to the aforementioned individuals and groups in the future is not determinable at this time.

                                 PLAN BENEFITS
                  AMENDED AND RESTATED 1989 STOCK OPTION PLAN

                                                               NUMBER OF STOCK OPTIONS
                                                                       GRANTED
                                                              -------------------------
                                                                DURING
                                                                 LAST
                     NAME AND POSITION                        FISCAL YEAR    TO DATE(1)
                     -----------------                        -----------    ----------
Thomas O. Oesterling, Ph.D., Chief Executive Officer and
  President.................................................      -0-           310,800
Rodney E. Dausch, Vice President, Chief Financial Officer
  and Secretary.............................................      -0-            99,500
Jon D. Schoeler, Vice President, Worldwide Sales and
  Marketing.................................................      -0-            69,500
Michael A. Zupon, Ph.D., Executive Vice President, Research
  and Development...........................................      -0-           104,500
All Current Executive Officers as a Group...................      -0-           584,300
All Current Employee Directors as a Group...................      -0-           310,800
All Employees, Including All Current Officers Who Are Not
  Executive Officers, as a Group............................    77,000          373,275

---------------

(1) These numbers exclude options that have either been exercised or cancelled, as the case may be.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                    APPROVAL OF AMENDMENTS TO THE COMPANY'S
                AMENDED AND RESTATED 1995 NONEMPLOYEE DIRECTORS
                               STOCK OPTION PLAN

     The Company desires to continue its policy of attempting to attract, retain and compensate highly qualified individuals to serve as members of the Board of Directors who are not current employees of the Company and enable them to increase their ownership of Common Stock of the Company in order to more closely align their interests with those of the stockholders. For this purpose, subject to approval by the stockholders of the Company at the Annual Meeting, the Board of Directors has amended and restated the Amended and Restated 1995 Nonemployee Directors Stock Option Plan (the "1995 Plan"). A summary of the proposed amendments to the 1995 Plan is set forth below, followed by a summary of the 1995 Plan. The full text of the 1995 Plan, as amended and restated, is attached to this proxy statement as Exhibit B and the summary is qualified in its entirety by reference to Exhibit B.

1995 STOCK OPTION PLAN

     Currently, the Company's 1995 Plan provides for the granting of stock options for up to an aggregate of 150,000 shares of the Company's Common Stock. The 1995 Plan includes provisions authorizing the Board of Directors to adjust the number of shares of Common Stock covered by the 1995 Plan and outstanding stock options granted thereunder, in the event of a stock dividend, stock split, combination of shares, issuance of rights or warrants to purchase stock, spin-off, recapitalization or other changes in the capital structure of the Company, any merger, consolidation, reorganization or partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing. The shares of Common Stock covered by the 1995 Plan may be shares of original issue or shares held in treasury or a combination thereof. The market value of the Company's Common Stock was $20 1/8 per share based on the closing price on April 7, 1999 as reported by the Nasdaq National Market.

AMENDMENTS

     The Board of Directors has approved an amendment to the 1995 Plan to increase by 150,000 the number of shares authorized by the 1995 Plan for the granting of stock options for up to an aggregate of 300,000 shares of the Company's Common Stock. In addition, the Board of Directors has approved certain other amendments to the 1995 Plan to reflect changes to Section 16(b) of the Exchange Act and the rules and regulations thereunder.

     The 1995 Plan was initially adopted by the Board of Directors on September 13, 1995 and was approved by stockholders on October 1, 1995.

PLAN SUMMARY

     Purpose and Adoption. The purpose of the 1995 Plan is to attract, retain and compensate highly qualified individuals to serve as members of the Board of Directors who are not current employees of the Company and to enable them to increase their ownership of shares of Common Stock of the Company. This purpose will benefit the Company and its stockholders because it will allow these directors to have a greater personal financial stake in the Company, in addition to underscoring their common interest and identification with stockholders in increasing the value of Common Stock.

     Administration. The 1995 Plan is administered by a committee of the Board of Directors of the Company consisting of all directors who are not eligible to participate in the 1995 Plan and the Chief Financial Officer of the Company (the "Committee"). Subject to the provisions of the 1995 Plan, the Committee is authorized to interpret the 1995 Plan, to establish, amend and rescind any rules and regulations relating to the 1995 Plan and to make all other determinations necessary or advisable for the administration of the 1995 Plan. The Committee has no discretion with respect to the eligibility or selection of directors to receive options under the 1995 Plan, the times at which options shall be granted or shall become exercisable, the number of shares subject to any such options or the 1995 Plan, or the purchase price thereunder, except for adjustments required to prevent dilution or enlargement of rights of optionees. The Committee does not have the authority to take any action or make any determination that would materially increase the benefits accruing to participants under the 1995 Plan.

     Eligibility. All members of the Company's Board of Directors who are not current employees of the Company or any of its subsidiaries at the time of an option award ("Nonemployee Directors") are eligible to participate in the 1995 Plan.

     Option Awards. All options granted under the 1995 Plan are non-qualified stock options not intended to qualify under Section 422 of the Code. Each Nonemployee Director who first becomes a member of the Board is granted an option to purchase 8,000 shares of Common Stock, subject to adjustments required to prevent dilution or enlargement of rights of optionees, automatically upon election to the Board of Directors. Each Nonemployee Director is granted an option to purchase 8,000 shares of Common Stock, subject to adjustments required to prevent dilution or enlargement of rights of optionees, automatically each year on the first Friday following the Company's Annual meeting of Stockholders.

     Terms and Conditions. All options granted under the 1995 Plan are evidenced by stock option agreements. Each option agreement is subject to the 1995 Plan, and, in addition to such other terms and conditions as the Committee may deem desirable which includes, without limitation, that: (a) subject to adjustments required to prevent dilution or enlargement of rights of optionees, the purchase price per share of Common Stock for which each option is exercisable is equal to the fair market value of a share of Common Stock as of the date such option is granted; (b) subject to subsection (c) of this paragraph, each option granted under the 1995 Plan is exercisable 33 1/3% after one year from the date of the grant, 66 2/3% after two years from the date of the grant and 100% after three years from the date of the grant, and all such options will expire ten years from the date of the grant and are subject to earlier termination; (c) with certain exceptions, no option is exercisable after the date of cessation of the optionee's service as a director of the Company; (d) all such options are exercisable only by giving in each case written notice of exercise, accompanied by full payment of the purchase price either in cash or in shares of Common Stock with a fair market value equal to the purchase price or a combination of cash and shares of Common Stock; and (e) each option agreement provides that any option granted is not transferable by the optionee other than by will or the laws of descent and distribution and that, during the lifetime of the optionee, such option may be exercised only by the optionee or such optionee's legal representative.

     Adjustments. The Board of Directors has the authority to make adjustments in the price of options and in the number or kind of shares or other securities covered by outstanding options as the Board of Directors determines is equitably required to prevent dilution or enlargement of rights of optionees that would otherwise result from (a) any stock dividend, stock split, combination of shares, issuance of rights or warrants to purchase stock, spin-off, recapitalization or other changes in the capital structure of the Company, (b) any merger, consolidation, reorganization or partial or complete liquidations, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. The Board of Directors also shall make or provide for such adjustment in the number or kind of shares of the Company's capital stock or other securities which may be acquired pursuant to options granted under the 1995 Plan and the number of such securities to be awarded to each optionee as the Board of Directors shall determine is appropriate to reflect any transaction or event described in the preceding sentence.

     Fractional Shares. No fractional shares will be issued pursuant to options granted under the 1995 Plan and any fractional shares resulting from an adjustment will be eliminated.

     Term. The 1995 Plan will terminate at such time as all of the shares of Common Stock authorized to be issued under the 1995 have been granted. In the event that at any future grant date the aggregate number of options to be granted at such time exceed the remaining options available under the 1995 Plan, the remaining options available will be granted on a pro-rated basis among each Nonemployee Director. Termination of the 1995 Plan, however, shall not affect outstanding options which have been granted prior to such termination, and all unexpired options will continue in full force and operation after termination of the 1995 Plan, except as they shall lapse or terminate by their own terms and conditions, and the terms of the 1995 Plan will continue to apply to such options.

     Amend, Suspend or Termination. At any time, the Board of Directors may amend, suspend or terminate the 1995 Plan, provided, however, that (a) no amendment which requires stockholder approval in order for the exemptions available under Rule 16b-3 to continue to be applicable will be effective unless the same will be approved by the stockholders of the Company entitled to vote thereon, and (b) amendments revising the amount, price or timing of option awards shall not be made more frequently than once every six months unless necessary to comply with the Code, the Employee Retirement Income Security Act, or the rules thereunder. Without the written consent of the optionee, no amendment, suspension or termination of the 1995 Plan will adversely affect any option previously granted under the 1995 Plan, but it will be conclusively presumed that any adjustment or change does not adversely affect any such right.

     Tax Consequences. The tax consequences for options granted under the 1995 Plan will be substantially similar to the tax consequences for non-qualified stock options granted under the 1989 Plan that have been described above.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors recommends a vote for approval of the appointment of Ernst & Young LLP, as the independent auditors of the Company and its subsidiaries, to audit the books and accounts for the Company and its subsidiaries for the fiscal year ending December 31, 1999. During fiscal 1998, Ernst & Young LLP examined the financial statements of the Company and its subsidiaries, including those included in its Annual Report to Stockholders. It is expected that representatives of Ernst & Young LLP will attend the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

        SUBMISSION OF STOCKHOLDERS' PROPOSALS AND ADDITIONAL INFORMATION

     The Company must receive by December 14, 1999 any proposal of a stockholder intended to be presented at the 2000 annual meeting of stockholders of the Company (the "2000 Meeting") and to be included in the Company's proxy, notice of meeting and proxy statement related to the 2000 Meeting pursuant to Rule 14a-8 under the Exchange Act. Such proposals should be submitted by certified mail, return receipt requested. Proposals of stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act in connection with the 2000 Meeting ("Non-Rule 14a-8 Proposals") must be received by the Company by February 28, 2000 or such proposals will be considered untimely under Rule 14a-4(c) of the Exchange Act. The Company's proxy related to the 2000 Meeting will give discretionary authority to the proxy holders to vote with respect to all Non-Rule 14a-8 Proposals received by the Company after February 28, 2000.

     The Company will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1998, as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to: Rodney E. Dausch, Secretary, Gliatech Inc., 23420 Commerce Park Road, Cleveland, Ohio 44122.

                                 OTHER MATTERS

     The Company will bear the costs of soliciting proxies from its stockholders. In addition to the use of the mails, proxies may be solicited by the Directors, officers and employees of the Company by personal interview, telephone or telegram. Such Directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

     The Directors know of no other matters which are likely to be brought before the Annual Meeting. The Company did not receive notice by February 27, 1999 of any matter intended to be raised by a stockholder at the Annual Meeting. Therefore, the enclosed proxy card grants to the persons named in the proxy card the authority to vote in their best judgment regarding all other matters properly raised at the Annual Meeting.

                                      By Order of the Board of Directors
                                      /S/ Rodney E. Dausch
                                      Rodney E. Dausch
                                      Secretary

April 12, 1999

     It is important that the proxies be returned promptly. Even if you expect to attend the Annual Meeting, please promptly complete, sign, date and mail the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

                                                                       EXHIBIT A

                                 GLIATECH INC.

                  AMENDED AND RESTATED 1989 STOCK OPTION PLAN
                           (AS AMENDED AND RESTATED)

SECTION 1. PURPOSE.

     The purpose of the Gliatech Inc. 1989 Stock Option Plan (this "Plan") is to provide incentives to eligible employees of Gliatech Inc., a Delaware corporation (the "Company"), and its Subsidiaries (as hereinafter defined), and other selected persons, by authorizing the grant to such eligible employees and such other selected persons of options ("Options") to purchase shares of Common Stock, $0.01 par value (the "Common Stock"), of the Company, and thus to benefit the Company by giving such persons a greater personal interest in the success of the Company and its Subsidiaries.

SECTION 2. ADMINISTRATION.

     This Plan shall be administered by the Company's Board of Directors or, if the Board of Directors so directs, by a committee consisting of at least two directors, who are not employees of the Company or any Subsidiary, appointed from time to time by the Board of Directors (the "Committee"). For purposes of this Plan, the term "Committee" shall mean those members of the Board of Directors or the Committee who are serving as administrators of this Plan. The Committee shall act by a majority of members at a meeting or by unanimous written consent. Options shall be granted in accordance with and pursuant to determinations made by the Committee, all in accordance with the provisions of this Plan, as to (a) the eligible persons to whom Options may be granted, (b) the times at which such persons shall receive Options, (c) the number of shares to be subject to each Option, the price therefor to be paid upon the exercise of such Option and the other terms and conditions on which such Option is granted and to which it is subject and (d) whether a particular Option is to be designated as (i) an incentive stock option within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and the Income Tax Regulations thereunder (the "Regulations"), as the same or any successor statute or regulations may at the time be in effect (an "Incentive Stock Option"), or (ii) an Option that is not an Incentive Stock Option (a "Non-Qualified Stock Option"). The Committee may, from time to time, adopt such rules and regulations for carrying out this Plan and its duties hereunder as it may deem proper and in the best interests of the Company.

     Options shall be evidenced by written instruments, executed by the Company, containing such provisions not inconsistent with the terms of this Plan as the Committee may determine. The interpretation and construction by the Committee of the provisions of this Plan and the Options shall be final and conclusive on all persons.

SECTION 3. SHARES SUBJECT TO PLAN.

     Subject to adjustment under the provisions of Section 10 hereof, the maximum number of shares of Common Stock which may be issued and sold under this Plan is 2,120,000 shares; provided, however, that no optionee shall be granted Options for more than 250,000 shares of Common Stock in a two-year period. Such shares may be either authorized and unissued shares or shares issued and thereafter acquired by the Company, or a combination thereof. Shares issued pursuant to the exercise of Options shall be subject to all applicable provisions of the Certificate of Incorporation and By-Laws of the Company in existence at the time of issuance thereof and at all times thereafter. If an Option shall terminate or cease to be exercisable by reason of expiration, surrender for cancellation or otherwise without having been wholly exercised, the shares as to which the Option was not exercised shall no longer be charged against the aggregate limitation under this Section and shall thereafter be available for other grants. At no time may the sum of the maximum number of shares issuable pursuant to outstanding Options and the number of shares previously issued pursuant to Options exceed the maximum number of shares that may be issued under this Plan as set forth above.

SECTION 4. ELIGIBILITY.

     Subject to Section 12, options shall be granted only to persons who at the time of grant are officers, directors or, in the Committee's judgment, other key employees of the Company or any Subsidiary or other selected persons. No Committee member shall be eligible for any option grant under the Plan. Each Option granted to a person who is not an employee of the Company or of a Subsidiary on the date of grant shall be designated as a Non-Qualified Stock Option. In selecting individuals to be granted Options, the Committee may take into consideration such factors as it may deem relevant, including its estimation of the individual's present and potential contributions to the success of the Company or of a Subsidiary. For purposes of this Plan, the term "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and shall include any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 5. EXERCISE PRICE OF OPTIONS AND ANNUAL LIMITATION.

     The exercise price with respect to each Option shall be determined by the Committee, provided that the exercise price per share (i) with respect to each Incentive Stock Option, shall not be less than 100%, and (ii) with respect to each Non-Qualified Stock Option, shall not be less than 50%, of the fair market value per share of the Common Stock at the date of the grant of such Option, as determined by the Committee. The fair market value per share of the Common Stock at the date of grant of an Incentive Stock Option shall be determined by the Committee in accordance with the provisions of the Internal Revenue Code and the Regulations from time to time in effect with respect to "incentive stock options."

     The aggregate fair market value (determined as of the time of grant) of the stock with respect to which Incentive Stock Options under this Plan (or incentive stock options, within the meaning of Section 422(b) of the Internal Revenue Code, under any other stock option plan of the Company or any Subsidiary) are exercisable for the first time by an employee during any calendar year shall not exceed the sum of $100,000. The limitation of the preceding sentence shall not apply to the grant of Non-Qualified Stock Options under this Plan.

SECTION 6. OPTION PERIOD AND RIGHT TO EXERCISE OPTION.

     Subject to the provisions of Section 9 below, the option period under each Option and the vesting schedule for such Option shall be determined by the Committee at the time the Option is granted, provided that (a) no Incentive Stock Option shall be exercisable for a period of more than ten years from the date such Incentive Stock Option is granted and (b) no Non-Qualified Stock Option shall be exercisable for a period of more than ten years from the date such Non-Qualified Stock Option is granted. Unless otherwise determined by the Committee and provided in the option instrument, no Option granted under this Plan may be exercised unless, at the time of such exercise, the optionee is employed by the Company or a Subsidiary (or, in the case of a NonQualified Option, the optionee is providing services to the Company or to a Subsidiary) and has been continuously employed by one or more of such corporations (or, in the case of a Non-Qualified Option, has been continuously providing services to one or more of such corporations) since the date of grant of such Option, and except that if the Option so provides:

          (i) the Option shall be exercisable, as and to the extent exercisable at the time of the termination of such optionee's employment, within, but only within, the period of three months beginning with the date the optionee terminates employment with the Company or a Subsidiary if the termination is with the consent of the Company; provided, however, that in no event may any Option be exercised after the date the Option expires; and

          (ii) if the optionee dies while in the employ of the Company or a Subsidiary or within three months beginning on the date that the optionee ceases to be such an employee, the Option shall be exercisable by the person to whom it is transferred by will or the laws of descent and distribution, as and to the extent it was exercisable by the optionee on the date of the optionee's death, within, but only within, the period of one year beginning with the date of optionee's death; provided, however, that in no event may any Option be exercised after the date the Option expires; and

          (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code) while in the employ of the Company or a Subsidiary and such optionee's employment terminates by reason of such disability, the Option shall be exercisable by such optionee, as and to the extent exercisable by such optionee at the time of such termination, within, but only within, the period of one year beginning with the date of such termination; provided, however, that in no event may any Option be exercised after the date the Option expires; and

          (iv) where such Option is a Non-Qualified Option, it may have terms substantially consistent with clauses (i), (ii) and (iii) above in the case of an optionee who is not an employee.

     For purposes of each Incentive Stock Option, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Regulations or any successor provisions. Nothing in this Plan or in any Option shall confer on any individual any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or such Subsidiary to terminate such person's employment at any time.

     Options shall be exercised by written notice to the Company in form satisfactory to it. Subject to the provisions of Section 14, the option price shall be paid in cash, certified or bank cashier's check or, if the Option so permits, in shares of Common Stock (valued at the fair market value thereof as determined by the Committee) or a combination of cash, check (as provided above) and/or shares of Common Stock. An optionee shall have none of the rights of a stockholder of the Company until the shares to which the exercise of an Option relates are issued to such person.

     Two or more Options may be granted under this Plan to the same person, one or more of which may be Incentive Stock Options and one or more of which may be Non-Qualified Stock Options. Such Options, which may relate to different numbers of shares and may contain different terms (including different purchase prices), may be granted simultaneously and/or from time to time during the duration of this Plan, provided that in no event may any Incentive Stock Option provide that the number of shares that the optionee may purchase thereunder shall be reduced in relation to the number of shares that the optionee has purchased under any other Option, nor may any Non-Qualified Stock Option provide that the number of shares that the optionee may purchase thereunder shall be reduced in relation to the number of shares that the optionee has purchased under any Incentive Stock Option.

     The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting to the optionee of a new Option to purchase the same or a different number of shares as the Option surrendered, or may require surrender of all or a portion of any Option as a condition precedent to the grant of a new Option to such employee. Such new Option shall be exercisable at the price, during the period and in accordance with all other terms and conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of this Plan without regard to the price, period of exercise or any other terms or conditions of the Option surrendered.

SECTION 7. NON-TRANSFERABILITY.

     Except as otherwise specified by the Committee with respect to Non-Qualified Stock Options, no Option granted under this Plan shall be transferable by the person to whom it is granted otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable, during the lifetime of the person to whom it is granted, only by such person.

SECTION 8. COMPANY'S RIGHT TO REPURCHASE OPTION SHARES.

     At the discretion of the Committee, the Company may reserve to itself or its assignee(s) at the time of any grant of Options to any person a right to repurchase from such person any or all shares of Common Stock as to which such Options are exercised upon such person's termination of employment or service with the Company or any Subsidiary for any reason within a specified time as determined by the Committee at the time of grant. The price for any such repurchase shall equal, in the Committee's discretion, as set forth in the granting instrument, either (i) the original purchase price for such shares (provided that the right to repurchase at such price shall, if so determined by the Committee, lapse with regard to at least 20% of such shares for each year from the date of grant), (ii) the fair market value of such shares as determined by the Committee in good faith or (iii) a price determined by a formula or other provision set forth in the grant.

SECTION 9. SPECIAL PROVISIONS APPLICABLE TO OPTIONS GRANTED TO TEN PERCENT
           STOCKHOLDERS.

     In the event that any Incentive Stock Option is granted under this Plan to any individual who, at the time such Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, the exercise price per share with respect to such Incentive Stock Option shall be at least 110% of the fair market value per share of the Common Stock at the time such Incentive Stock Option is granted (determined as provided in Section 5 hereof) and such Incentive Stock Option shall not be exercisable after the expiration of five years from the date it is granted.

SECTION 10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or rights offering, or any other change in the corporate structure or shares of the Company, pursuant to any of which events the then outstanding shares of Common Stock are split up, combined or changed into, become exchangeable at the holder's election for or entitle the holder thereof to other shares of stock, or upon the occurrence of any other transaction described in Section 424 of the Internal Revenue Code, the Committee may change the number and kind of shares available under this Plan (including substitution of shares of another corporation) and the exercise price of any Option in any manner as it shall deem equitable, provided that in no event may any change be made under this Section 10 to any Incentive Stock Option which would constitute a "modification" thereof within the meaning of Section 424(h)(3) of the Internal Revenue Code. The Committee shall also have the authority, in the event of a sale of all or substantially all of the assets or outstanding capital stock of the Company, the dissolution or liquidation of the Company, the merger or consolidation of the Company with or into any other company, the merger or consolidation of any other company into the Company, or the making of a tender offer to purchase all or a substantial portion of the shares of the Company, to amend all outstanding Options (upon such conditions as it shall deem fit) to require the termination of such Options as of the effective date of such transaction; provided, however, that upon such termination, the Company shall redeem such Options for an amount equal to the difference between the exercise price of such Options to the extent then exercisable (unless a greater portion shall otherwise be provided by the Committee) and the fair market value, as of the date of such redemption, of the shares subject to such Options. The Options shall contain such provisions as are consistent with the foregoing with respect to adjustments to be made in the number and kind of shares covered by such Options and in the exercise price per share in the event of any such change.

SECTION 11. CHANGE OF CONTROL.

     In the event a Change of Control (as defined below) occurs, Options which are not vested pursuant to the terms and conditions of this Agreement immediately prior to the time such Change of Control occurs shall become immediately and fully exercisable in an amount equal to (A) a number of Options determined by multiplying 25% of the aggregate number of Shares of Common Stock originally subject to this Agreement by a fraction, the denominator of which is 12 and the numerator of which is the number of months that have elapsed since the Vesting Date immediately preceding the occurrence of the Change of Control and the date of the Change of Control, plus (B) a number of Options determined by multiplying the total number of Options which are not fully exercisable as of the date of the Change of Control (excluding the number of

Options determined in A above) by 50%. For purposes of this Agreement, a "Change in Control" shall have occurred if at any time during the term of this Agreement any of the following events shall occur:

          (a) The Company is merged, consolidated or reorganized into or with another corporation or other person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), and as a result of such merger, consolidation or reorganization less than fifty percent (50%) of the combined voting power of the outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities representing the combined voting power of the outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

          (b) The Company sells or otherwise transfers all or substantially all of its assets to another corporation or other person, and as a result of such sale or transfer less than fifty percent (50%) of the combined voting power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer.

SECTION 12. SUBSTITUTED OPTIONS.

     Options may be granted from time to time in substitution for stock options and/or stock appreciation rights held by employees of other corporations who become associated with the Company or a Subsidiary as the result of a merger or consolidation of such other corporation with the Company or such Subsidiary, the acquisition by the Company or a Subsidiary of the assets of such other corporation or the acquisition by the Company or a Subsidiary of stock of such other corporation as the result of which such other corporation becomes a Subsidiary, or such options or rights may be assumed by the Company. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in Section 5 hereof to such extent as the Board of Directors may deem appropriate to conform, in whole or in part, to the provisions of the instruments in substitution for which they are granted.

SECTION 13. REGISTRATION, LISTING AND QUALIFICATION.

     Each Option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of the Common Stock issuable upon exercise thereof on any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the granting of such Option or the purchase of shares of Common Stock pursuant to exercise thereof, such Option may not be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company shall not be obliged to register any securities pursuant to the Securities Act of 1933, as now in effect or as hereafter amended (the "Securities Act"), or to take any other action in order to cause the issuance and delivery of share certificates pursuant to the Plan to comply with any law, regulation or requirement; provided, however, that the Company will use its best efforts to make available an exemption from registration under the Securities Act. Shares received upon exercise of Options may be legended to the extent deemed necessary by the Company, and the Company may require that any person exercising an Option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing and all other applicable legal requirements.

SECTION 14. INSTALLMENT PAYMENTS, LOANS AND GUARANTEES OF LOANS.

     The Committee may, in its discretion, assist any optionee (including an optionee who is an officer of the Company) in the acquisition of shares pursuant to the exercise or surrender of one or more Options under this Plan by (a) authorizing the extension of a loan from the Company to such optionee, (b) permitting the optionee to pay the option price in installments over a period of years and (c) authorizing a guarantee by the Company of a third party loan to the optionee, provided that the instrument evidencing the Option permits, or is amended to permit, such an extension of credit. Any such extension of credit shall be upon such terms, with or without security, as the Committee shall specify, provided that the maximum principal amount of such credit shall be the purchase price, if any, paid for the shares acquired plus the maximum federal, state and local income and employment tax which the optionee might incur in connection with such acquisition.

SECTION 15. EFFECTIVE DATE, DURATION AND TERMINATION OF PLAN.

     This Plan shall become effective upon adoption by the Board of Directors and approval by the Company's stockholders at the 1992 annual meeting. Options may be granted under this Plan at any time on or prior to the tenth anniversary of the effective date hereof as set forth above, on which date this Plan shall expire except as to Options then outstanding hereunder, which Options shall remain in effect until they have been exercised or have expired. This Plan may be abandoned or terminated at any time by the Board of Directors except with respect to Options then outstanding hereunder.

SECTION 16. OTHER ACTIONS.

     Nothing contained herein shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, without limitation, its right to grant or assume options other than under this Plan with respect to any employee or other person, firm, corporation or other entity.

SECTION 17. AMENDMENT OR MODIFICATION OF PLAN.

     The Board of Directors may, from time to time, discontinue, alter, amend or modify this Plan for the purpose of meeting any changes in legal requirements or for any other purpose that the Board may deem advisable, provided that no such amendment or modification, except as permitted by the provisions of Section 10 above, shall (a) change the maximum number of shares to be issued pursuant to exercise of Options, (b) change the class of employees eligible to receive Options, (c) reduce the minimum exercise price of Options or (d) materially increase the benefits accruing to an optionee under this Plan, within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, unless such amendment or modification shall be approved by a majority in interest of the Company's stockholders.

                                                                       EXHIBIT B

                                 GLIATECH INC.

                              AMENDED AND RESTATED
                  1995 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN

SECTION 1. PURPOSE.

     The purpose of the Gliatech Inc. Nonemployee Directors 1995 Stock Option Plan (the "Plan") is to attract, retain and compensate highly qualified individuals to serve as members of the Board of Directors who are not current employees of Gliatech Inc. (the "Company") and to enable them to increase their ownership of shares of Common Stock, $0.01 par value per share, of the Company ("Common Stock"). The Plan will be beneficial to the Company and its stockholders since it will allow these directors to have a greater personal financial stake in the Company through the ownership of Common Stock, in addition to underscoring their common interest and identification with stockholders in increasing the value of Common Stock.

SECTION 2. SHARES SUBJECT TO PLAN.

     The total number of shares of Common Stock with respect to which options may be granted under the Plan shall not exceed 300,000 (as adjusted pursuant to Section 7 hereof). Shares issued upon exercise of options granted under the Plan may be either authorized and previously unissued shares, issued shares which have been reacquired by the Company, or any combination thereof. In the event that any option granted under the Plan shall terminate, expire or, with the consent of the optionee, be cancelled as to any shares of Common Stock, without having been exercised in full, new options may be granted with respect to such shares without again being charged against the maximum share limitations set forth above in this Section 2.

SECTION 3. ADMINISTRATION.

     The plan shall be administered by a committee consisting of all directors who are not eligible to participate in the Plan and the Chief Financial Officer of the Company (the "Committee"). Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee shall have no discretion with respect to the eligibility or selection of directors to receive options under the Plan, the times at which options shall be granted or shall become exercisable, the number of shares subject to any such options or the Plan, or the purchase price thereunder, except for adjustments as described in Section 7. The Committee shall not have the authority to take any action or make any determination that would materially increase the benefits accruing to participants under the Plan. The determination of the Committee in the administration of the Plan, as described herein, shall be final and conclusive and binding upon all persons, including, without limitation, the Company, its shareholders and persons granted options under the Plan. The Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes hereof. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal substantive laws of the State of Delaware.

SECTION 4. ELIGIBILITY.

     All members of the Company's Board of Directors who are not current employees of the Company or any of its subsidiaries at the time of option award ("Nonemployee Directors") are eligible to participate in the Plan.

SECTION 5. OPTION AWARDS.

          (a) Initial Awards After the IPO. Each Nonemployee Director who was in office prior to the IPO Date and remains in office as of the IPO Date shall be granted options to purchase 4,000 shares of Common Stock. Such options shall be granted on the IPO Date. For purposes of this Plan, "IPO Date" means the date of the closing of the initial public offering of the Company's Common Stock pursuant to the Registration Statement on Form S-1 (Registration No. 33-96460) of the Company filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 (the "IPO").

          (b) Future Awards.

             (i) Each Nonemployee Director who first becomes a member of the Board after the IPO shall be granted an option to purchase 8,000 shares of Common Stock (as adjusted pursuant to Section 7 hereof) automatically upon election to the Board of Directors.

             (ii) Each Nonemployee Director shall be granted an option to purchase 8,000 shares of Common Stock (as adjusted pursuant to Section 7 hereof) automatically each year on the first Friday following the Company's Annual Meeting of Stockholders.

          (c) Non-Statutory Stock Options. All options granted under the Plan shall be non-statutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Each option granted under the Plan shall provide that such option shall not be treated as an "incentive stock option," as that term is defined in Section 422(b) of the Code.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

     All options granted under the Plan shall be evidenced by stock option agreements in writing (hereinafter referenced to as "option agreements"), in such form as the Committee may from time to time approve, executed on behalf of the Company by the Chairman of the Board or President of the Company. Each option agreement shall be subject to the Plan, and, in addition to such other terms and conditions as the Committee may deem desirable, shall provide in substance as follows:

          (a) Purchase Price. The purchase price per share of Common Stock for which each option is exercisable shall be equal to 100% of the Fair Market Value of a share of Common Stock as of the date such option is granted ("Fair Market Value"). Such Fair Market Value shall be the average of the "bid" and "asked" prices of Common Stock on the date next preceding such date as reported by the Nasdaq National Market, or in the event that no "bid" and "asked" prices shall be reported by the Nasdaq National Market on such next preceding day, the average of the "bid" and "asked" prices reported by the Nasdaq National Market on the next preceding day, or if the Common Stock is no longer listed on the Nasdaq National Market, the fair market value on such date as determined by the Committee in accordance with applicable law and regulations. The option price shall be subject to adjustment as provided in Section 7 hereof.

          (b) Exercisability and Terms of Options. Subject to Section 6(c) hereof, each option granted under the Plan shall be exercisable 33 1/3 percent after 1 year from date of grant, 66 2/3 percent after 2 years from date of grant and 100 percent after 3 years from date of grant. Each option granted under the Plan shall expire 10 years from the date of grant and shall be subject to earlier termination as hereinafter provided. If a Nonemployee Director subsequently becomes an employee of the Company while remaining a member of the Board of Directors, any options held under the Plan by such individual at the time of such commencement of employment shall not be affected thereby.

          (c) Cessation of Service. Except as hereinafter set forth, no option shall be exercisable after the date of cessation of an optionee's service as a director of the Company. Upon the death of an optionee at any time or upon cessation of service six months or more after the date of grant, all of the then outstanding options of such optionee shall be come immediately exercisable. If an optionee's service ceases for any reason, such exercisable options may be exercised by the optionee within three months after such cessation of service. If an optionee shall die within such three-month period, or if cessation of his or her service shall have been due to such optionee's death, such options may be exercised at any time within one year after such death by the optionee's executor or administrator or by his or her distributee to whom such options may have been transferred by will or by the laws of descent and distribution. The foregoing provisions shall not extend the period during which an option may be exercised beyond the date it expires by its terms.

          (d) Manner of Exercise. Each option agreement shall provide that any option therein granted shall be exercisable only by giving in each case written notice of exercise, accompanied by full payment of the purchase price either (i) in cash (including check, bank draft, or money order, or wire or other transfer of funds, or advice of credit to the Company), or
     (ii) in shares of Common Stock with a fair market value equal to the purchase price or a combination of cash and shares of Common Stock which in the aggregate are equal in value to such purchase price. At the discretion of the Committee, the option agreement may provide that shares of Common Stock may be issued in the name of the optionee and another person jointly with the right of survivorship.

          (e) Nontransferability. Each option agreement shall provide that any option therein granted is not transferable by the optionee other than by will or by the laws of descent and distribution and that, during the lifetime of the optionee, such option may be exercised only by the optionee or such optionee's legal representative.

SECTION 7. ADJUSTMENT UPON CHANGES IN STOCK.

     The Board of Directors shall make or provide for such adjustments in the option price and in the number or kind of shares or other securities covered by outstanding options as the Board of Directors in its sole discretion, exercised in good faith, shall determine is equitably required to prevent dilution or enlargement of rights of optionees that would otherwise result from (a) any stock dividend, stock split, combination of shares, issuance of rights or warrants to purchase stock, spin-off, recapitalization or other changes in the capital structure of the Company, (b) any merger, consolidation, reorganization or partial or complete liquidations, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. The Board of Directors also shall make or provide for such adjustment in the number or kind of shares of the Company's capital stock or other securities which may be acquired pursuant to options granted under the Plan and the number of such securities to be awarded to each optionee as the Board of Directors in its sole discretion, exercised in good faith, shall determine is appropriate to reflect any transaction or event described in the preceding sentence. The determination of the Board of Directors as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

SECTION 8. FRACTIONAL SHARES.

     No fractional shares shall be issued pursuant to options granted hereunder and any fractional share resulting from an adjustment pursuant to Section 7 hereof shall be eliminated.

SECTION 9. GOVERNMENT REGULATIONS.

     The Plan, the grant and exercise of options hereunder, and the Company's obligation to sell and deliver shares of stock pursuant to any such exercise, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or government agency as shall be required. The Company shall not be required to issue or deliver any certificate or certificates for shares of its Common Stock prior to (a) the inclusion of such shares for quotation on the Nasdaq National Market and (b) the completion of any registration or other qualification of such shares under any state or federal law or rulings or regulations of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable.

SECTION 10. TERM OF THE PLAN.

     The plan shall become effective immediately upon the closing of the IPO (the "Effective Date"). The Plan shall terminate at such time as all of the shares of Common Stock authorized under Section 2 of this Plan have been granted. In the event that at any future grant date as determined under Section 5 hereof, the aggregate number of options to be granted at such time exceed the remaining options available under the Plan as determined in accordance with Section 2 hereof, the remaining options available shall be granted on a pro-rata basis among each Nonemployee Director. Termination of the Plan, however, shall not affect outstanding options which have been granted prior to such termination, and all unexpired options shall continue in full force and operation after termination of the Plan, except as they shall lapse or terminate by their own terms and conditions, and the terms of the Plan shall continue to apply to such options.

SECTION 11. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

     The Board of Directors at any time and from time to time may amend, suspend or terminate the Plan; provided, however, that (a) no amendment which requires stockholder approval in order for the exemptions available under Rule 16b-3 to continue to be applicable shall be effective unless the same shall be approved by the stockholders of the Company entitled to vote thereon, and (b) amendments revising the amount, price or timing of option awards shall not be made more frequently than once every six months unless necessary to comply with the Code, the Employee Retirement Income Security Act, or the rules thereunder. Without the written consent of the optionee, no amendment, suspension or termination of the Plan shall adversely affect any option previously granted under the Plan, but it shall be conclusively presumed that any adjustment or change as provided in Section 7 does not adversely affect any such right.

SECTION 12. NO RIGHT TO CONTINUE AS DIRECTOR.

     Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that a director has a right to continue as a director for any period of time, or at any particular rate of compensation.

P
R
O
X
Y

                                  GLIATECH INC.
                    Proxy Solicited on Behalf of the Board of
                     Directors of the Company for the Annual
                     Stockholders Meeting on May 19, 1999.

The undersigned hereby constitutes and appoints Thomas O. Oesterling, Ph.D., Robert P. Pinkas and Irving S. Shapiro, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the annual meeting of stockholders of Gliatech Inc. to be held at the Radisson Inn Beachwood, 26300 Chagrin Boulevard, Beachwood, Ohio on Wednesday, May 19, 1999, at 11:00 a.m., and at any adjournments or postponements thereof, as follows and in accordance with their judgment upon any other matters coming before said meeting.

Election of Directors                           (change of address)



                                        (If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, and shares represented by this proxy when properly executed will be voted as directed or, if directions are not indicated, will be voted in accordance with the Board of Directors' recommendations. The proxies cannot vote your shares unless you sign and return this card.


                                                            SEE REVERSE
                                                                SIDE

[X]  Please mark your votes as in this example.

                                   FOR      WITHHELD    Nominees
1.   Election of                   [ ]      [ ]         William A. Clarke
     Directors                     [ ]      [ ]         Theodore E. Haigler, Jr.
     (see reverse)                 [ ]      [ ]         Ronald D. Henriksen

                                   FOR      AGAINST      ABSTAIN
2.   Approval of Ernst             [ ]      [ ]            [ ]
     & Young LLP as
     Independent Auditors.

3.   Approval of amendments        [ ]      [ ]            [ ]
     to Amended and Restated
     1989 Stock Option Plan

4.   Approval of amendments        [ ]      [ ]            [ ]
     to Amended and Restated
     1995 Nonemployee
     Director Stock Option
     Plan

For, except vote withheld from the following nominee(s):

                          Change              [ ]
                          of
                          Address

                          Attend              [ ]
                          Meeting

SIGNATURE(S)                         DATE

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.